UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-22705

(Commission

File Number)

33-0525145

(IRS Employer

Identification No.)

6027 Edgewood Bend Court

San Diego, CA

(Address of principal executive offices)

92130

(Zip Code)

(858) 617-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NBIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Kevin C. Gorman, Ph.D. as President and Chief Executive Officer

On May 28, 2024, Neurocrine Biosciences, Inc. (“Neurocrine”) announced that Kevin C. Gorman, Ph.D. will retire as Neurocrine’s President and Chief Executive Officer effective as of October 11, 2024 (the “Transition Date”). Dr. Gorman will continue to serve as a member of Neurocrine’s board of directors (the “Board”). Dr. Gorman notified Neurocrine of his planned retirement on May 24, 2024.

Appointment of Kyle Gano, Ph.D. as President and Chief Executive Officer

On May 28, 2024, Neurocrine announced the appointment of Kyle Gano, Ph.D., age 51, to serve as Neurocrine’s President and Chief Executive Officer, effective as of the Transition Date. In addition, effective as of the Transition Date, Dr. Gano has been appointed to the Board as a Class II director to serve until Neurocrine’s 2025 annual meeting of stockholders.

Dr. Gano was appointed Neurocrine’s Chief Business Development Officer in 2011, and Chief Business Development and Strategy Officer in 2020, and is responsible for all of Neurocrine’s business and corporate development activities, including the management of ongoing collaborations with AbbVie, Mitsubishi Tanabe Pharma, Sentia Medical Sciences, Jnana Therapeutics, Voyager Therapeutics, Xenon Pharmaceuticals, Idorsia, Takeda Pharmaceutical Company Limited, and Sosei Heptares. From 2001 to 2011, Dr. Gano held several positions of increasing responsibility at Neurocrine spanning marketing analytics to business development. Dr. Gano received his B.S. in Chemistry from the University of Oregon, B.S. in Biochemistry from the University of Washington, and his Ph.D. in Organic Chemistry and M.B.A. in Finance from the University of California, Los Angeles.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of the Transition Date, the Board amended Section 3.2 of Neurocrine’s Bylaws, as amended and restated (the “Bylaws”), to increase the authorized size of the Board shall from ten to eleven members. The vacancy created by the amendment to the Bylaws will be filled by the appointment of Dr. Gano as described in Item 5.02 above. A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

3.1	Certificate of Amendment of Bylaws

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2024	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer